Coffee Holding Co., Inc.
NASDAQ:JVA

Safe Harbor Statement
This presentation contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC)
filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-
looking statements. These statements may be identified by the use of forward-looking words or phrases including, but not limited to, “anticipate”, “believe”, “expect”, “project”, “intend”, “may”, “planned”,
“potential”, “should”, “will” or “would”. The Company cautions readers that results predicted by forward-
looking statements, including, without limitation, those relating to the Company’s future business prospects, revenues, working capital, liquidity, capital needs, order backlog, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.
Specific risks and uncertainties include, but are not limited to those set forth under Item 1A, “Risk Factors”, of the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the
SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Company Snapshot
• Family Operated Business - 35+ years
• May 2005 IPO (AMEX:JVA - $5.00)
• Moved to NASDAQ - March 16, 2010
• Only horizontally integrated company in the industry
• Core Business -Private Label Coffee, Branded Coffee and
 Specialty Green Coffee
• “ONE STOP SHOP” for our customer’s coffee requirements
• 10/31/11 sales - $146.7 Million
¹
(1) For the year ended October 31, 2011

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Key Statistics
Market Statistics
Stock Price 2/27/2012	$ 8.05	Shares Outstanding (Diluted)	6.4
52 Week High	$ 30.98	Market Capitalization (Diluted)	$ 51.5
52 Week Low	$ 3.90	Plus Debt¹	$ 1.8
Avg. Daily Volume (3 mo.)	327,390	Less Cash¹	$ 4.2
Shares Outstanding (Basic)	6.4	Enterprise Value	$ 49.1
Ownership %²
David Gordon, EVP Operations	14.8%
Andrew Gordon, CEO	14.0
Bridgeway Capital Management	3.1
Oxford Asset Management	1.6
Morgan Stanley	0.7
Dimensional Fund	0.7
D.E. Shaw	0.6
LTM Stock Price and Volume
(1) As of October 31, 2011
(2) Source: Thomson One

  Our key management team has over 50 years experience in
 the coffee industry
  Andrew Gordon, President and CEO
  Employed by Coffee Holding for over 26 years
  Procures all green coffee and trades the commodity market on a daily basis
  Oversees both the branded and private label sales areas
  David Gordon, Executive Vice President
  Employed by Coffee Holding for over 28 years
  Main contact with GMCR
  Travels extensively to origin (Central and South America)
  Founding member of SCAA (Specialty Coffee Association of America)
  Head of CHC Quality Control
Experienced Management Team

Investment Highlights
• National distribution with platform for growth
• Positioned to profitably grow through varying cycles of the coffee market
• Favorable industry trends
• Strong customers and alliances
• Diverse portfolio of branded coffees
• Significant revenue and income growth
• Strong balance sheet
• Experienced management team

Overview
  Coffee Holding Company is one of the leading manufacturers of private label coffee in the U.S. We pack for wholesalers and retailers located throughout the Continental U.S., Canada and
 Pacific Rim. We have grown our customer base for over forty
 (40) years and enjoy the reputation for being both quality and service oriented. Our focus as a private label coffee roaster is to give our customers the best available beans at a reasonable cost to ensure them a quality product in both taste and price which will build business and develop a dedicated loyal customer base.

2002 - 2012 CAGR 16.7%
$1.5
$1.8
$2.1
$2.8
$3.1
$3.5
$4.3
$4.8
$5.5
$6.3
$7.2
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

CHC

Strong Industry Growth

U.S. Coffee Imports Continue Upward Path¹
(Billion $)

Tastes
Aromas
Sour
Enzymatic
Sugar Browning
Dry Distillation
Bitter
Acrid
Hard
Tart
Tangy
Piquant
Nippy
Mild
Delicate
Floral
Fragrant
Citrus
Berry-like
Alliaceous
Leguminous
Nut-like
Malt-like
Candy-like
Syrup-like
Chocolate-like
Vanilla-like
Turpeny
Medicinal
Warming
Pungent
Smoky
Ashy

9

What Makes Us Different?
  CHC is one of the few coffee companies offering a
 broad array of coffee and teas across the entire
 spectrum of consumer tastes, price points,
 product types and distribution channels
  Our horizontal integration allows CHC to do well
 under varying economic conditions and market
 trends (demand for coffee relatively inelastic:
 amounts consumed don’t change, only
 consumption patterns change)

Full Suite Of Products
  Retail branded coffee
  Mainstream retail private label coffee
  Specialty retail coffees both private label and branded
  Wholesale specialty green and gourmet whole bean coffees
  Food service
  Instant coffees
  Niche products

CHC Customer Advantage
  CHC has the capability to roast, grind & pack coffee in
 can/brick pack. Have capability to pack whole
 bean/ground coffee in valve bags
  We are also certified ORGANIC/ FAIR TRADE
  We can provide a agglomerated, crystal, organic
 instant coffees packed in glass/plastic
  We are here to help you “GROW” your business-not
 merely provide product
  We have extensive history in developing successful PL
 coffee programs
  Easy Accessibility-you will have DIRECT contact with
 VP Sales, and President
  Access to IRI/Nielsen data

Manufacturing Facilities
Coffee Holding has two (2) manufacturing facilities:
La Junta, Co
   Have capacity to roast and ground coffee in can and brick formats
   Can formats - 11, 11.5, 12, 13, 23, 26, 33.9, 34.5,36,39 oz sizes
   Brick format - 8.8, 11, 11.5, 12, 13 oz sizes
   La Junta, CO-50,000 sq ft
Cleveland, OH
  Generations Coffee is the specialty division of Coffee Holding Company
  We roast all of the coffee beans separately by variety and in small controlled batches
  Our flavored coffees are blended with flavoring oils while still whole bean ensuring then oils fully integrate the product. The result is a higher quality, more consistent flavor profile. Our experts team of roasters and blenders can either duplicate the flavor profile of current or competitive products; or we can assist you in creating blends and flavor profiles unique to your label
  Generations roasting facility is OCIA International organic certified and produces organic coffees in compliance with the National Organic program (NOP). We are also Fair Trade Registered and carry an assortment of coffees with these dual certifications

Branded Label Coffee 15%
Private Label Coffee 25%
Specialty Green Coffee 60%

Revenue Mix
  Specialty Green Coffee ~60%
  Unroasted raw beans imported from around
 the world and sold to large and small
 roasters and coffee shop operators
  Private Label Coffee ~25%
  Coffee roasted, blended, packaged under
 customer specifications and sold under a
 white label brand
  Branded Label Coffee ~15%
  Coffee roasted and blended to our
 specifications and packaged and sold under
 our seven proprietary and licensed brands
% of Revenue
¹
(1) Approximate percentages

Specialty Green Coffee
  Approx. 60% of revenues
  Charter Member of the Specialty Coffee
 Association
  300+ specialty green coffee customers and
 regional roasters, coffee houses, single store
 operations and mall coffee stores.
  Direct contact with specific farmers in
 producing countries to ensure certain
 qualities of Arabica coffees during the year
  25+ year relationship with Green Mountain
 Coffee Roasters.

  Approx. 25% of revenues
  Roast, Ground, Pack coffee for Retail,
 Wholesale, Mass Mdse, Club under
 their corporate label
  Key customers - Sears (KMart), Family
 Dollar, Associated Wholesaler Grocers,
 Kansas City , Winco, Raley’s, Sunflower
 Markets and Ingles Markets.
Private Label Coffee

  Approx. 15% of revenues
  Five (5) proprietary brands, Café Caribe,
 Café Supremo, Via Roma, Fifth Avenue
 and Don Manuel 100% Colombian coffee
  License with Del Monte for North
 American rights to S&W Gourmet coffees
Branded Label Coffee

DARK ROAST ESPRESSO COFFEE
Café
Caribe
Supreme Selection
Coffee For the Latin Taste
"OUR COFFEE"

S&W PREMIUM

CAFE
SUPREMO
Espresso
100% CAFE PURO

ESPRESSO ROAST
IL CLASSICO
FRESH ROASTED
SINCE 1921

Fifth Avenue
Gourmet Quality
Coffee
ALL METHOD
GRIND

VIAROMA
Espresso Roast
Coffee
CAFFÈ ITALIANO

DON MANUEL®

100% Colombian Coffee

CHC

Branded Coffee Labels
  Café Caribe
  Specialty espresso that targets
 espresso coffee drinkers in the
 Hispanic market
  S&W (Licensed Brand)
  An upscale canned coffee
 established in 1921
  Café Supremo
  A specialty espresso targeting
 espresso drinkers of all
 backgrounds and tastes
  Il Classico (Licensed Brand)
  An unpscale S&W branded
 espresso product
  Fifth Avenue
  A blended coffee that is a
 popular alternative to national
 branded coffee.
  Via Roma
  Italian espresso targeted at
 traditional espresso drinkers
  Don Manuel
  Produced from the finest 100%
 Columbian coffee beans. An
 upscale quality product which
 commands a premium

Recent Acquisition -2010

  Organic Products Trading Co., Vancouver, WA in April 2010 became a wholly owned subsidiary of Coffee Holding Co. OPTCO is one of the largest purveyors of top quality sustainable coffees in North America and their over $10.0 million in annual revenues has boosted a thriving and successful green coffee sales division.
  In addition, OPTCO’s current customer base of approximately 200 roasters are able to purchase the traditional gourmet Arabica coffees from our current inventories and our customer base has immediate access to a consistent supply of the highest quality Organic and Fair Trade Arabica coffees from a premier organization whose specialty has been procuring these coffees from around the world over the past twenty plus years.

Joint Ventures

  Coffee Holding Co., entered into a joint venture with Caruso’s Coffee of Brecksville, Ohio.
 Generations Coffee Company, LLC, a Delaware limited liability company engages in the roasting, packaging and sale of private label specialty coffee products from its Brecksville location. Coffee Holding owns 60% of the Joint Venture and Caruso’s Coffee owns 40% of the
 Joint Venture. The profits earned by the Joint Venture are divided among the parties in accordance with their respective percentage ownership interests. Coffee Holding is the exclusive supplier of coffee inventory for the Joint Venture.
  This Joint Venture allows us to bid on the private label gourmet whole bean business we have not been equipped to pursue from an operational standpoint in the past. With this specialty roasting facility in place, in many cases right in the backyard of our most important wholesale and retail customers, we are in an ideal position to combine our current canned private label business with high-end private label specialty whole bean business. High-end specialty whole bean coffee sells for as much as three times more per pound than the canned coffees in which we currently specialize.
  GCC was recently awarded the whole bean bag business at Associated Wholesale
 Grocers, Kansas City. This is our 2nd largest bag program after Ingles Markets.
  In November 2011, Coffee Holding Co. entered into a joint venture with Global Mark LLC, a new venture focusing on supply of instant coffee and related products.  Coffee Holding owns
 40% of the Joint Venture.
  This Joint Venture is expected to provide us with direct access to a quality supply of instant coffee products, which are integral to our overall product mix to our most important wholesale and retail customers.  We also expect to utilize this Joint Venture to grow our instant coffee sales and to reduce our annual costs by eliminating the middleman.

Socially Responsible

  Cup for for Education was founded in 2003 by Karen Gordon, Director of
 Specialty Green Coffee of Coffee Holding Co. Cup is a non-profit with 501 3C status. Cup works hard in coffee communities around the world in creating better learning environments for some of the poorest children in the world. CFE provides books, computers, libraries, teachers and schools.
  Cafe Feminino was founded in 2004 to support women coffee producers in
 Central and South America to take a step toward achieving empowerment. This step came in the form of growing, harvesting and producing their own coffee called Café Femenino. The Café Femenino Foundation, which provides grants to select programs and projects that enhance the lives of women and their families in coffee growing communities around the world. The Café Femenino Coffee is imported exclusively by OPTCO and distributed by more than 80 roasters whom pay a premium above the fair trade price.
  Coffee Holding is a proud sponsor of The Avon Foundation. Also we are a
 Opening Ceremony breakfast sponsor at several of Avon Walk for Breast Cancer events throughout the U.S.

Coffee Holding Company, Inc.
Coffee Market Report
Friday, March 2nd , 2012

 N.Y. Arabica prices continued to chop around for the second week in a row between $2.01 - 2.07 in the most active
 May contract. Roasters continue to buy futures at current levels, somewhat offsetting the rising differentials out of
 Central America and Colombia. Funds remain heavily short the market and a failure to break the $2.00 level nearterm should spark a substantial shortcovering rally.
 London Robusta futures continue to remain firm; although without a N.Y. rally, they could continue to tread water.
 A downward revision for next year’s Vietnam and Uganda crops by a combined 3M bags continues to underscore
 London’s strength.
 Also, world coffee exports fell 10% on the year in January, to 7.99 million 60-kilogram bags, the International Coffee
 Organization said Wednesday. Exports from October to January, the first four months of the 2011-12 crop year, decreased by 3% to 32.59 million bags, compared with 33.61 million bags last season.

 N.Y. May close - $2.0180

 London May close - $.9163

      Have a Good Weekend,

   Andy

Weekly “C” Market Report

Growth Strategies - Past & Present
  Selectively pursue strategic acquisitions, alliances, private label
  i.e., Licensing agreement with Del Monte, acquisition of Premier Roasters
  Joint Venture - Generations Coffee
  Acquisition of OPTCO
  Target the U.S. - based Hispanic coffee market, leverage Café Caribe &
 Café Supremo brands
  Hispanic population in U.S. growing at 9x average rate
  Largest minority demographic in U.S.
  Extremely brand loyal
  Drink 4x as much coffee per capita as their Anglo Saxon counterparts
  Continue to expand green coffee sales to medium and larger sized
 Regional roasters
  Develop branded and green coffee sales in Chinese market
  Targeted acquisitions with companies whose profile and business philosophies mesh with ours

Current Trends
  Elevated green unroasted coffee prices
  Forced many small and medium size roasters who in the past have procured full lots of coffee from conventional trade houses to now purchase coffee from Coffee Holding Co. in order to stretch cash flows and reduce commodity market risk exposure
  Smucker’s purchase of Café Bustelo and Café Pilon, two Spanish brands
  These two brands compete with our Café Caribe and Café Supremo brands and may mark the beginning of ethnic oriented coffees going main stream
  It is likely that after these brands are folded into the Folger’s family, retailers will need to carry multiple brands of this category and will view our Café
 Caribe and Café Supremo brands in an increasingly favorable light

Fiscal Year Ending, October 31

(millions of Dollars)		2010		2011
Revenue	$	83.50	$	146.75
% Growth				**76%**
Gross Profit	$	10.60	$	8.54
% of sales		**13%**		**6%**
Operating Income	$	4.0	$	1.20
% of Sales		**5%**		**1%**
Net Income	$	2.4	$	0.81
% of sales		**3%**		**1%**

CHC

Income Statement

Balance Sheet

(millions of dollars)		As of 10/31/2010	As of 10/31/2011
Assets			
	Cash & Equivalents	$ 1.9	$ 4.2
	Accounts Receivable	$ 8.9	$ 16.0
	Inventories	$ 8.2	$ 13.5
	Total Current Assets	$ 19.0	$ 33.7
	Property, Plant & Equipment	$ 1.6	$ 1.7
	Goodwill	$ 0.4	$ 0.4
	Deferred Income Tax Asset	$ 0.1	$ 0.9
	Deposits & Other Assets	$ 2.9	$ 2.0
	Total Assets	$ 23.9	$ 38.78
Liabilities			
	Account Payable	$ 7.1	$ 12.4
	Line of Credit	$ 2.3	$ 1.8
	Due to Broker	$ -	$ 1.9
	Income Taxes Payable	$ 0.2	$ 0.0
	Total Current Liabilities	$ 9.6	$ 16.1
	Deferred Income Tax Liabilities	$ 0.20	$ 0.04
	Deferred Rent Payable	$ 0.10	$ 0.15
	Deferred Compensation Payable	$ 0.50	$ 0.54
	Total Liabilities	$ 10.4	$ 16.8
	Stockholders Equity	$ 13.5	$ 22.0
	Total Liabilities & Stockholders Equity	$ 23.9	$ 38.78

CHC

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